HSBC Funds

HSBC Frontier Markets Fund
(the “Fund”)

Supplement dated May 28, 2019 to the Prospectus
dated February 28, 2019, as supplemented to date

Effective immediately, Talib Saifee no longer serves as a portfolio manager of the Fund and has been replaced by Jennifer Passmoor. Ms. Passmoor is a Portfolio Manager at HSBC Global Asset Management (UK) Limited (“AMEU” or “Subadviser”), the Fund’s investment subadviser. Ramzi Sidani, Senior Portfolio Manager at the Subadviser will continue to serve as the Lead Portfolio Manager of the Fund. Accordingly, the following updates are made to the Fund’s Prospectus:

The “Portfolio Managers” section in the HSBC Frontier Markets Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Ramzi Sidani, Senior Portfolio Manager, and Jennifer Passmoor, Portfolio Manager, at the Subadviser, are responsible for the day-to-day portfolio management of the Fund’s portfolio. Mr. Sidani has managed the Fund since May, 2016 and Ms. Passmoor has managed the Fund since May 21, 2019.

The “Fund Management – Portfolio Managers – HSBC Frontier Markets Fund” section in the Prospectus is deleted in its entirety and replaced with the following:

Ramzi Sidani and Jennifer Passmoor, Portfolio Managers at AMEU, are responsible for the day-to-day portfolio management of the Fund.

Ramzi Sidani, Senior Portfolio Manager, joined AMEU on May 31, 2016 and is a member of the Subadviser’s Frontier Emerging Markets team. Prior to joining AMEU, Mr. Sidani was a portfolio manager with SHUAA Asset Management in Dubai. Prior to that, he was a member of the acquisitions team at the Dubai Group. He has been working in the asset management industry since 2007. Mr. Sidani holds a BBA in Finance from American University of Beirut, a MSc in Finance from Boston College and a MBA from Lebanese American University and is a CFA Charterholder.

Jennifer Passmoor, Portfolio Manager, joined AMEU in 2019 as a Frontier Markets Analyst. Ms. Passmoor has more than twelve years’ experience in the industry, including nine years working on emerging and frontier markets. Prior to joining AMEU, Ms. Passmoor held a variety of equity and investment analyst roles, including with JP Morgan in Johannesburg, and with Silk Invest, Duet Group Africa and Vergent Asset Management in London. Ms. Passmoor holds a Postgraduate degree in Econometrics and an Undergraduate degree in Investment Management, both from the University of Johannesburg, South Africa.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

HSBC Funds

HSBC Frontier Markets Fund
(the “Fund”)

Supplement dated May 28, 2019
to the Statement of Additional Information (“SAI”)
dated February 28, 2019, as supplemented to date

Effective immediately, Talib Saifee no longer serves as a portfolio manager of the Fund and has been replaced by Jennifer Passmoor. Ms. Passmoor is a Portfolio Manager at HSBC Global Asset Management (UK) Limited (“AMEU” or “Subadviser”), the Fund’s investment subadviser. Ramzi Sidani, Senior Portfolio Manager at the Subadviser will continue to serve as the Lead Portfolio Manager of the Fund. Accordingly, the following updates are made to the Fund’s SAI:

The “Portfolio Managers – Other Accounts Managed by Portfolio Managers – HSBC Global Asset Management (UK) Limited (Subadviser to the Frontier Markets Fund)” section in the SAI is deleted in its entirety and replaced with the following:

HSBC Global Asset Management (UK) Limited (Subadviser to the Frontier Markets Fund)

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type[1]			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based[1]
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ramzi Sidani	0	1	1	0	0	0
	$0	$244.56 million	$121.16 million	$0	$0	$0
Jennifer Passmoor[2]	0	1	1	0	0	0
	$0	283.2 million	$138.7 million	$0	$0	$0
1Data is as of December 31, 2018 for Mr. Sidani and as of April 30, 2019 for Ms. Passmoor.
2Ms. Passmoor did not beneficially own shares of the Fund as of April 30, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE